EXHIBIT 10.7

                                                     July 22, 2004

China Unistone Acquisition Corporation
4 Columbus Circle, 5th Floor
New York, New York 10019

EarlyBirdCapital, Inc.
600 Third Avenue
33rd Floor
New York, New York 10016

      Re:   Initial Public Offering

Gentlemen:

            The undersigned stockholder and special advisor of China Unistone Acquisition Corporation ("Company"), in consideration of EarlyBirdCapital, Inc. ("EBC") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

            1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

            2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the Letter of Intent) as a result of such liquidation with respect to his Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust

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Fund for any reason whatsoever.

            3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be a special advisor of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

            4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to EBC that the business combination is fair to the Company's stockholders from a financial perspective.

            5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that the undersigned shall be entitled to reimbursement from the Company for his out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

            6. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

            7. The undersigned will escrow his Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

            8. The undersigned's biographical information furnished to the Company and EBC and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and EBC and annexed as Exhibit B hereto is

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true and accurate in all respects. The undersigned represents and warrants that:

      (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

      (b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

      (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

            9. I have full right and power, without violating any agreement by which I am bound, to enter into this letter agreement and to serve as a special advisor to the Company.

            10. I authorize any employer, financial institution, or consumer credit reporting agency to release to EBC and its legal representatives or agents (including any investigative search firm retained by EBC) any information they may have about my background and finances ("Information"). Neither EBC nor its agents shall be violating my right of privacy in any manner in requesting and obtaining the Information and I hereby release them from liability for any damage whatsoever in that connection.

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July 22, 2004
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            11. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;
(ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

                                      Vincent Lin
                                      -----------
                                      Print Name of Insider

                                      /s/ Vincent Lin
                                      ---------------
                                      Signature

                                    Exhibit A

      Vincent Lin has served as the president of Goldsun Computer & Communication Co., Ltd., a provider of software and network services for large companies, including financial institutions, in China, since October 1999. He has also been the president of Azure International Incorporated, a company engaged in real estate development, venture capital and the international transfer of technology, since July 1997. Mr. Lin has been deputy chairman of the board of directors of MultiVision Systems & Networks Ltd., a company listed on the Stock Exchange of Singapore that builds and implements video surveillance products and solutions in China, since September 2002. He has also been a board member of the Armarda Group Ltd., a company listed on the Stock Exchange of Singapore that provides an integrated suite of services for the banking and financial services industry in China, since its inception in November 2001 and of e-Skylink Telecommunications Co., Ltd., a provider of EDI/B2B solutions and services in Taiwan and the PRC, since September 1998. Mr. Lin received a B.S. from Georgetown University and a J.D. from the University of California's Hastings College of Law.